SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 24, 2002


                              PACIFIC STATE BANCORP
             (Exact name of registrant as specified in its charter)


          California                  333-84908                61-1407606
 (State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.)


                 1889 W. March Lane                                95207
                 Stockton, California
           (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (209) 870-3200


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         (Former name or former address, if changed since last report.)


       This Form 8-K consists of __ pages. The Exhibit Index is on Page 4.

Item 2.  Acquisition or Disposition of Assets

     On June 24, 2002, pursuant to a Plan of Reorganization and Merger Agreement dated March 12, 2002 (the "Agreement"), the Registrant completed the reorganization of Pacific State Bank (the "Bank") as its subsidiary (the "Reorganization"). The Reorganization was accomplished by a reverse triangular merger involving the Registrant, the Bank, and PSB Merger Corporation, a wholly-owned subsidiary of the Registrant formed to facilitate the Reorganization. A copy of the Agreement is filed with this report as Exhibit
99.1 and is incorporated in this item by reference.

     Pursuant to the Agreement, PSB Merger Corporation was merged into the Bank with the Bank as the surviving corporation (the "Merger"), and each share of the Bank's common stock outstanding immediately prior to the Merger (813,207 shares) was converted into one share of the Registrant's common stock. No other consideration was paid by the Registrant. Registrant will continue to operate the business of the Bank as it has been previously conducted. A copy of the Bank's press release announcing the completion of the Reorganization is filed with this report as Exhibit 99.2 and is incorporated in this item by reference.

Item 7.  Financial Statements and Exhibits

    (a)  Financial Statements of the Bank.
         --------------------------------

         (1) Audited balance sheets of Pacific State Bank as of December 31, 2001 and 2000 and related audited statements of income, changes in shareholders' equity and cash flows for each of the three years in the three year period ended December 31, 2001, the notes thereto and related manually signed report of independent public accountant, are filed with this report as Exhibit 99.3 and incorporated in this item by reference.

         (2) The Bank's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, as filed with the Board of Governors of the Federal Reserve System, is filed with this report as Exhibit 99.4 and is incorporated in this item by reference.

    (b)  Pro Forma Financial Information.
         -------------------------------

         Not applicable.

    (c)  Exhibits.
         --------

         See the Index of Exhibits, which is incorporated here by reference.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PACIFIC STATE BANCORP
                                           (Registrant)


Date:  June 24, 2002                   By: /s/ STEVEN A. ROSSO
                                           -------------------------------------
                                                     Steven A. Rosso
                                           President and Chief Executive Officer

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

                                  Exhibit Index
                                  -------------

No.      Identity                                                      Page Nos.
--       --------                                                      --------

99.1 Plan of Reorganization and Merger Agreement (incorporated by reference from Exhibit 2 to Registrant's Registration
         Statement No. 333-84908 on Form S-4 filed with the Commission on March 26, 2002)

99.2     Press Release

99.3 Audited Financial Statements (December 31, 2001) of Pacific State Bank (incorporated by reference from pages 2-28 of Exhibit 13 to Registrant's Registration Statement
         No. 333-84908 on Form S-4 filed with the Commission on March 26, 2002)

99.4     Pacific State Bank Form 10-Q (March 31, 2002)

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